UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2020

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DE		1-10275		75-1914582
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

3000 Olympus Blvd
Dallas	TX			75019
(Address of principal executive offices)				(Zip Code)
		(972)	980-9917
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.10 par value	EAT	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1- REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry Into a Material Definitive Agreement.
On July 23, 2020, Brinker International, Inc. (the “Company) and certain subsidiaries of the Company entered into a Seventh Amendment to Credit Agreement (the “Seventh Amendment”), which amends the Company’s Credit Agreement dated as of March 12, 2015 (as previously amended, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the Seventh Amendment, the “Amended Credit Agreement”) with a group of banks for which Bank of America, N.A. is acting as administrative agent, which governs the Company’s $1.0 billion revolving credit facility.

The Seventh Amendment amended the Existing Credit Agreement to, among other things:

•	extend the maturity date to December 12, 2022;

•	reduce the commitments under the Amended Credit Agreement to $900 million on September 12, 2021 if the commitments have not previously been reduced to or below such commitment level;

•	amend the interest rate to be LIBOR plus a spread ranging from 225 to 300 basis points, depending on the Company’s debt to cash flow ratio; and

•	set forth requirements and conditions in the event the Company consummates certain capital transactions.

The foregoing description is only a summary and it is qualified in its entirety by the specific terms of the Seventh Amendment, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1
Seventh Amendment to Credit Agreement, dated as of July 23, 2020 between Brinker International, Inc., Brinker Restaurant Corporation, Brinker Texas, Inc., Brinker Florida, Inc. and Brinker International Payroll Company, L.P., each as a guarantor, the Lenders party thereto and Bank of America, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC., a Delaware corporation

Dated: July 28, 2020	By:	/s/ WYMAN T. ROBERTS
Wyman T. Roberts,
President and Chief Executive Officer
and President of Chili’s Grill & Bar
(Principal Executive Officer)